Exhibit (p)(i)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 30th day of November, 2022.

NORTHERN LIGHTS FUND TRUST III

By:	/s/ Eric Kane
Eric Kane, President

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Kane, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

CERTIFICATE

The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST III, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on November 29-30, 2022, and is in full force and effect:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys - full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: November 30, 2022

/s/ Viktoriya Pallino
Viktoriya Pallino, Secretary
NORTHERN LIGHTS FUND TRUST III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO and BRIAN CURLEY, or any of them as attorneys for him and in his name, place and stead, and in either of his capacities as President of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2022.

/s/ Eric Kane
Eric Kane
President

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Kane, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as the Treasurer of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2022.

/s/ Brian Curley
Brian Curley
Treasurer

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Brian Curley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2022.

/s/ John V. Palancia
John V. Palancia
Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2022.

/s/ Mark H. Taylor
Mark H. Taylor
Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2022.

/s/ Jeffrey D. Young
Jeffery D. Young
Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffery D. Young, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for her and in her name, place and stead, and in her capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of November, 2022.

/s/ Patricia Luscombe
Patricia Luscombe
Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Suffolk	)

Before me, a Notary Public, in and for said county and state, personally appeared Patricia Luscombe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2022.

/s/ Viktoriya Pallino
Notary Public

My commission expires:	February 1, 2026